Supplement dated June 27, 2025
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Partners International Growth Fund	5/1/2025
Charlie Macquaker will retire from Walter Scott & Partners Limited (Walter Scott), a subadviser to the Fund, on or about June 30, 2026. As a result of his upcoming retirement, Charlie will be stepping down as a member of the Fund's portfolio management team on June 30, 2025, and, as of that date, all references to Charlie Macquaker in the Fund's Prospectus and Summary Prospectus will be removed.
Shareholders should retain this Supplement for future reference.
SUP7055-0002_(06/25)